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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  November 17, 2004
(Date of earliest event reported)

                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                       333-109285              56-1930085
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(State or other jurisdiction      (Commission File No.)       (IRS Employer
     of incorporation)                                     Identification No.)

214 North Tryon Street
Charlotte, North Carolina                          21703
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Address of principal executive offices             (Zip Code)

Registrant's Telephone Number, including area code  (704) 386-2400


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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.      Other Events

                Attached as an exhibit are the Computational Materials and Structural Term Sheets (each as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

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ITEM 9.01.      Financial Statements and Exhibits

                (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------------                                 ---------------------------
       (99)                                       Computational Materials and
                                                  Structural Term Sheets
                                                  prepared by Banc of America
                                                  Securities LLC in connection
                                                  with Banc of America Funding
                                                  Corporation, Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2004-C

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                Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANC OF AMERICA FUNDING CORPORATION

November 30, 2004

                                            By:    /s/ Scott Evans
                                                   -----------------------------
                                            Name:  Scott Evans
                                            Title: Senior Vice President

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                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.        Description                                 Electronic (E)
-----------        -----------                                 --------------

   (99)            Computational Materials                             E
                   and Structural Term Sheets
                   prepared by Banc of America
                   Securities LLC in connection
                   with Banc of America Funding
                   Corporation, Mortgage Pass-
                   Through Certificates, Series 2004-C